UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 12, 2023 (January 11, 2023)

Akili, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40558	98-1586159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, Fifth Floor, Boston MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 456-0597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AKLI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 11, 2023, the Board of Directors (the “Board”) of Akili, Inc. (the “Company”) approved an operating plan for 2023 that will result in a reduction of the Company’s operating expenses. As part of this plan, the Company’s workforce will be reduced by approximately 30% across different areas and functions in the Company. This workforce reduction was communicated to employees on January 12, 2023 and is expected to be completed by the end of the first quarter of 2023. Affected employees will be offered severance and other benefits, and the Company estimates that these severance and termination-related costs will be approximately $1.5 – $2.5 million and expects to record these charges in the first quarter of 2023. The Company also expects that payments of these costs will be made in the first quarter of 2023.

In addition, the operating plan includes a pipeline reprioritization of the Company’s preclinical and clinical development programs and further prioritization of the Company’s resources on its commercial organization and efforts.

Item 7.01	Regulation FD Disclosure.

2023 Non-GAAP Total Operating Expense Guidance

The Company expects 2023 non-GAAP total operating expenses of between $55.0 – $60.0 million.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

About Non-GAAP Financial Measures

This Current Report on Form 8-K includes the following non-GAAP financial measure: non-GAAP total operating expenses on a projected basis. The Company derives this non-GAAP financial measure by excluding certain expenses and other items from the GAAP financial measure that is most directly comparable to the non-GAAP financial measure. Specifically, the projected non-GAAP total operating expenses financial measure excludes stock-based compensation expense. The Company’s management believes that this non-GAAP financial measure is useful to both management and investors in analyzing its ongoing business and operating performance. Management does not intend the presentation of this non-GAAP financial measure to be considered in isolation or as a substitute for results prepared in accordance with GAAP, but as a complement to provide greater transparency. In addition, this non-GAAP financial measure may differ from similarly named measures used by other companies. A quantitative reconciliation of projected non-GAAP total operating expenses to projected GAAP operating expenses is not available, nor is the probable significance of such reconciling information, due to Akili’s inability to predict with reasonable certainty the amount of future stock-based compensation expense at this time.

Item 8.01	Other Information.

On January 12, 2023, the Company’s chief executive officer sent an email to all Company employees with a business update, which included information regarding the approved workforce reduction as part of the Company’s 2023 operating plan. A copy of the email is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company is providing the below business updates to its previously-disclosed pipeline programs and cash runway.

Pipeline and Business Updates

As shown in the updated pipeline chart included below, there are several updates to the Company’s pipeline as part of the Company’s recently approved 2023 operating plan, and these updates are briefly summarized below.

•

Pivotal Trial of EndeavorRx (AKL-T01) in Adolescents Ages 13-17 with ADHD (listed above in the pipeline chart as “Pediatric ADHD 13-17 y/o (U.S.)”): As disclosed on January 5, 2023, the Company announced topline results of this STARS-ADHD-Adolescents label expansion trial evaluating the efficacy and safety of EndeavorRx (AKL-T01) in adolescents ages 13-17 with attention-deficit/hyperactivity disorder (ADHD), with the trial meeting its primary endpoint and showing statistically-significant improvement in a number of other symptom outcomes. In addition, the Company announced that it plans to use this study data in its regulatory submission to the FDA in 2023 to seek an expanded label for EndeavorRx and plans to present full data from this study at a future medical meeting.

•

Pivotal Trial of EndeavorRx (AKL-T01) in Adults Ages 18+ with ADHD (listed above in the pipeline chart as “Adult ADHD 18+ y/o (U.S.)”): As previously disclosed during the Company’s earnings call on November 10, 2022, the Company had announced that enrollment of patients in the pivotal trial of EndeavorRx (AKL-T01) in adults with ADHD had been progressing more slowly than anticipated and that it was evaluating potential adjustments. As disclosed on January 5, 2023, based on the clinical data from the pivotal trial in adolescents and the Company’s desire to maximize capital efficiency, the Company has stopped recruitment of this adult study with 224 patients enrolled in order to analyze the trial data ahead of schedule.

•

Indications beyond ADHD. The Company has development programs using the Selective Stimulus Management Engine (SSME™) technology to address attention/cognitive functioning beyond ADHD, as shown in the above pipeline chart. The Company previously stated that it would not be allocating funds to progress these programs beyond the stated milestones at the current time. For the indications with published clinical study data (Autism Spectrum Disorder (ASD), Multiple Sclerosis (MS), and Major Depressive Disorder (MDD)), the Company held the ASD FDA Q-Sub meeting in October 2022, but no longer intends to hold similar individual Q-Sub meetings for MS and MDD, in order to conserve capital and focus. Similarly, the cognitive monitoring program, which had previously been slated for initiation of a trial in 2023 or beyond, will not be directly funded in the current operating plan. However, the Company will continue investigator-initiated research in these above and related indications and programs outside of ADHD and is assessing various potential ways to efficiently progress indications and programs outside of the core operating plan, including via partnering. Finally, the two COVID Fog trials of the Company’s technology being conducted by outside academic research institutions are still slated to be analyzed in, and the Company expects to be able to share topline data in, the first half of 2023.

Cash Runway Update

The Company now expects to be able to fund its operating expenses and capital expenditure requirements into the first quarter of 2025.

The Company’s estimates in this Item 8.01 of its ability to fund operations and capital expenditures and above in Item 7.01 of its projected non-GAAP total operating expenses are preliminary and unaudited, represent management estimates as of the date of this Current Report on Form 8-K and are subject to completion of and confirmation through the Company’s future financial closing procedures. As a result, the Company’s actual financial results may differ materially from the preliminary estimated financial information set forth above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description of Exhibit

99.1	Akili, Inc. Chief Executive Officer Email to Employees, January 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements in this Current Report on Form 8-K and the accompanying exhibit related to: the Company’s 2023 budget and operating plan and related workforce reduction; the Company’s vision for EndeavorRx and plans to further prioritize resources on its commercial organization and commercialization efforts; updates to the Company’s plans for its pipeline of digital therapeutics products and product candidates in ADHD and other indications and patient populations; the Company’s expectation that its existing cash, cash equivalents, and short-term investments will be sufficient to fund the Company’s operating expenses and capital expenditure requirements into the first quarter of 2025; and the Company’s projections for 2023 non-GAAP total operating expenses. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to: the Company’s ability to successfully further commercialize EndeavorRx; the Company’s ability to successfully create, and navigate, a new category of medicine and to achieve broad adoption of digital therapeutics among healthcare providers, caregivers, and patients; the Company’s ability to obtain and maintain adequate coverage and reimbursement for its digital therapeutics; the Company’s ability to continue to advance its clinical development pipeline; the Company’s ability to defend its intellectual property and satisfy various FDA and other regulatory requirements in and outside of the United States; the impact of the COVID-19 pandemic on its business; the risk of downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates; the timing and results expected from the Company’s and its partners’ clinical trials and its reliance on third parties for certain aspects of its business; the Company’s ability to accurately estimate expenses, capital requirements, and needs for additional financing; and other risks identified in the Company’s current filings and any subsequent filings made with the Securities and Exchange Commission (SEC). The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akili, Inc.

By:	/s/ Santosh Shanbhag
Name:	Santosh Shanbhag
Title:	Chief Financial Officer

Date: January 12, 2023